UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): May 19, 2014 (May 16, 2014)

SYNOVUS FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-10312	58-1134883

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Bay Avenue

Columbus, Georgia 31901

(Address of principal executive offices)

706-649-2311

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 hereof is incorporated by reference into this Item 3.03.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2014, Synovus Financial Corp. (the “Company”) filed Articles of Amendment to its Amended and Restated Articles of Incorporation (the “Articles of Amendment”) with the Georgia Secretary of State Division of Corporations to (1) effect the previously announced 1-for-7 reverse split of its common stock, $1.00 par value per share (the “Common Stock”) and (2) proportionally reduce the total number of authorized shares of Common Stock from 2,400,000,000 shares to 342,857,142 shares. The Articles of Amendment and, as a result, the reverse stock split and the proportional reduction in the Company’s authorized shares of Common Stock became effective at 4:15 p.m. (Eastern Time) on May 16, 2014.

The number of common shares into which the Company’s outstanding stock options and restricted stock units as well as the options’ relevant exercise price per share have been proportionally adjusted to reflect the reverse stock split. The number of shares authorized for issuance under the Company’s equity incentive plans have also been proportionally reduced to reflect the reverse split.

The Articles of Amendment and new physical specimen common stock certificate are filed as Exhibits 3.1 and 4.1, respectively, to this Current Report on Form 8-K and each is incorporated herein by reference.

As a result of the reverse stock split, the Company made adjustments to the rights issued pursuant to the terms of the Shareholder Rights Plan adopted on April 26, 2010 (as amended on September 6, 2011 and April 23, 2013) between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Plan”). A summary of the adjustments to the rights issued pursuant to the Plan is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On May 16, 2014, the Company issued a press release announcing the effectiveness of the 1-for-7 reverse stock split and that trading in the Common Stock on the New York Stock Exchange on a split-adjusted basis would begin the morning of May 19, 2014. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

3.1	Articles of Amendment, effective May 16, 2014.
4.1	Specimen Physical Common Stock Certificate of Synovus Financial Corp.
99.1	Synovus Financial Corp. press release dated May 16, 2014.
99.2	Summary of Plan Adjustments to Shareholder Rights Plan between Synovus Financial Corp. and American Stock Transfer & Trust Company, LLC, as Rights Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Allan E. Kamensky

Allan E. Kamensky
Date: May 19, 2014		Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment, effective May 16, 2014.
4.1	Specimen Physical Common Stock Certificate of Synovus Financial Corp.
99.1	Synovus Financial Corp. press release dated May 16, 2014.
99.2	Summary of Plan Adjustments to Shareholder Rights Plan between Synovus Financial Corp. and American Stock Transfer & Trust Company, LLC, as Rights Agent.